                                                                    EXHIBIT 99.1
                        MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-5

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the trust formed in October 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated September 28, 2000 and the additional contracts transferred to the trust on the closing date. The Company will transfer subsequent contracts to the trust on or before the expiration of the pre-funding period. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated September 28, 2000.

                 Geographical Distribution of Contract Obligors

                                                Aggregate
                                            Principal Balance % of Contract Pool
                               Number of       Outstanding      by Outstanding
                            Contracts as of    as of Cut-     Principal Balance
State                        Cut-off Date       off Date      as of Cut-off Date
-----                       --------------- ----------------- ------------------
Alabama....................      1,024       $ 34,944,968.44          5.17%
Alaska.....................          1            174,992.80          0.03
Arizona....................        362         17,162,319.34          2.54
Arkansas...................        341         12,456,403.54          1.84
California.................        510         22,794,322.67          3.37
Colorado...................        284         13,736,759.38          2.03
Connecticut................         11            455,568.44          0.07
Delaware...................         88          3,236,889.59          0.48
Florida....................        763         35,345,889.14          5.23
Georgia....................        805         35,034,282.89          5.18
Idaho......................         52          2,658,553.96          0.39
Illinois...................        177          6,102,004.29          0.90
Indiana....................        416         20,241,333.17          3.00
Iowa.......................        127          4,794,545.69          0.71
Kansas.....................        166          5,950,487.46          0.88
Kentucky...................        395         17,373,185.08          2.57
Louisiana..................        221          7,621,140.95          1.13
Maine......................        179          8,313,205.22          1.23
Maryland...................         85          2,347,308.77          0.35
Massachusetts..............         12            432,389.37          0.06
Michigan...................      1,043         50,685,053.13          7.50
Minnesota..................        292          9,708,637.82          1.44
Mississippi................        338         11,896,109.99          1.76
Missouri...................        354         12,394,611.20          1.83
Montana....................         77          2,846,163.93          0.42
Nebraska...................         58          2,472,081.04          0.37
Nevada.....................        119          5,700,877.14          0.84
New Hampshire..............        121          5,535,503.68          0.82
New Jersey.................          6            290,625.78          0.04
New Mexico.................        355         14,304,203.93          2.12
New York...................        275         12,326,018.43          1.82
North Carolina.............      1,262         51,281,463.72          7.59
North Dakota...............         46          1,462,078.46          0.22
Ohio.......................        441         19,933,810.16          2.95
Oklahoma...................        353         13,877,516.20          2.05
Oregon.....................        178         11,872,104.53          1.76
Pennsylvania...............        316         13,373,334.75          1.98
Rhode Island...............          3            159,473.42          0.02
South Carolina.............        767         29,358,674.37          4.35
South Dakota...............         65          2,374,365.42          0.35
Tennessee..................        559         22,365,414.12          3.31
Texas......................      1,632         74,506,207.60         11.03
Utah.......................         48          2,541,876.71          0.38
Vermont....................         88          4,718,884.63          0.70
Virginia...................        408         12,029,950.26          1.78
Washington.................        284         21,224,904.95          3.14
West Virginia..............        253          8,761,152.36          1.30
Wisconsin..................        101          3,439,179.36          0.51
Wyoming....................         72          3,115,318.59          0.46
                                ------       ---------------        ------
  Total....................     15,933       $675,732,145.87        100.00%
                                ======       ===============        ======

                        Years of Origination of Contracts

                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------ ---------------------
1985.....................        11     $     24,630.18               *%
1986.....................        89          215,490.48            0.03
1987.....................         1            4,689.32               *
1988.....................         1            7,472.77               *
1989.....................     1,392       16,123,844.09            2.39
1990.....................       440        4,923,526.90            0.73
1992.....................         2           30,010.09               *
1993.....................         4          114,035.38            0.02
1994.....................        10          335,079.38            0.05
1995.....................         5          189,090.47            0.03
1996.....................         2           48,498.58            0.01
1997.....................         8          302,056.66            0.05
1998.....................        14        1,025,123.67            0.15
1999.....................       127        9,124,958.34            1.35
2000.....................    13,827      643,263,639.56           95.20
                             ------     ---------------          ------
   Total.................    15,933     $675,732,145.87          100.00%
                             ======     ===============          ======
--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

                    Distribution of Original Contract Amounts

                              Number of       Aggregate      % of Contract Pool by
                              Contracts   Principal Balance  Outstanding Principal
  Oiginal Contractr             as of        Outstanding         Balance as of
 Amunt (in Dollars)o         Cut-off Date as of Cut-off Date     Cut-off Date
-------------------          ------------ ------------------ ---------------------
   Less than $10,000........       335     $  2,576,093.12            0.38%
   Between $10,000 and
    $19,999.................     2,485       29,559,638.19            4.37
   Between $20,000 and
    $29,999.................     3,036       69,617,759.96           10.30
   Between $30,000 and
    $39,999.................     2,960      100,110,995.69           14.81
   Between $40,000 and
    $49,999.................     1,931       85,587,806.82           12.67
   Between $50,000 and
    $59,999.................     1,629       89,394,916.28           13.23
   Between $60,000 and
    $69,999.................     1,176       75,867,601.53           11.23
   Between $70,000 and
    $79,999.................       784       58,481,673.46            8.65
   Between $80,000 and
    $89,999.................       515       43,565,154.74            6.45
   Between $90,000 and
    $99,999.................       381       36,192,416.38            5.36
   Between $100,000 and
    $109,999................       230       24,092,853.59            3.57
   Between $110,000 and
    $119,999................       189       21,672,363.10            3.21
   Between $120,000 and
    $129,999................       115       14,319,036.00            2.12
   Between $130,000 and
    $139,999................        76       10,214,546.44            1.51
   Between $140,000 and
    $149,999................        37        5,350,980.50            0.79
   Between $150,000 and
    $159,999................        25        3,841,175.22            0.57
   Between $160,000 and
    $169,999................         9        1,488,570.73            0.22
   Between $170,000 and
    $179,999................         7        1,233,495.22            0.18
   Between $180,000 and
    $189,999................         8        1,485,403.95            0.22
   Between $190,000 and
    $199,999................         2          376,613.01            0.06
   Between $210,000 and
    $219,999................         2          431,026.79            0.06
   Between $270,000 and
    $279,999................         1          271,980.15            0.04
                                ------     ---------------          ------
      Total.................    15,933     $675,732,145.87          100.00%
                                ======     ===============          ======

           Distribution of Original Loan-to-Value Ratios of Contracts

    The method of calculating loan-to-value ratios is described in the prospectus.

                                             Aggregate Principal   % of Contract Pool by
                         Number of Contracts Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------- ------------------- --------------------------
 0.01% to  5.00%........            3          $    158,203.35               0.02%
 5.01% to 10.00%........            4               251,111.54               0.04
10.01% to 15.00%........            9               347,728.93               0.05
15.01% to 20.00%........           15               522,842.74               0.08
20.01% to 25.00%........           16               587,283.58               0.09
25.01% to 30.00%........           35               958,833.07               0.14
30.01% to 35.00%........           27               674,178.74               0.10
35.01% to 40.00%........           45             1,338,885.07               0.20
40.01% to 45.00%........           56             1,638,315.18               0.24
45.01% to 50.00%........           96             3,163,585.73               0.47
50.01% to 55.00%........          131             5,048,013.16               0.75
55.01% to 60.00%........          130             5,723,759.87               0.85
60.01% to 65.00%........          169             6,696,135.18               0.99
65.01% to 70.00%........          297            13,289,921.91               1.97
70.01% to 75.00%........          449            19,803,901.16               2.93
75.01% to 80.00%........        1,402            56,354,484.89               8.34
80.01% to 85.00%........        1,167            47,938,547.63               7.09
85.01% to 90.00%........        5,731           228,948,663.37              33.88
90.01% to 95.00%........        4,769           223,431,378.68              33.07
95.01% to 100.00%.......        1,382            58,856,372.09               8.71
                               ------          ---------------             ------
   Total................       15,933          $675,732,145.87             100.00%
                               ======          ===============             ======

                                  Contract Rates

                                             Aggregate Principal   % of Contract Pool by
Range of Contracts by    Number of Contracts Balance Outstanding   Outstanding Principal
Contract Rate            as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
---------------------    ------------------- ------------------- --------------------------
6.000% to 6.999%........            7          $    182,293.57               0.03
7.000% to 7.999%........            4               473,014.82               0.07
8.000% to 8.999%........           77             7,178,028.11               1.06
9.000% to 9.999%........          864            74,958,230.50              11.09
10.000% to 10.999%......        1,086            89,130,957.02              13.19
11.000% to 11.999%......        1,067            72,826,869.59              10.78
12.000% to 12.999%......        1,973           104,482,123.41              15.46
13.000% to 13.999%......        2,325           103,090,824.69              15.26
14.000% to 14.999%......        3,435            88,504,574.68              13.10
15.000% to 15.999%......        2,249            60,390,936.34               8.94
16.000% to 16.999%......        1,028            27,082,012.77               4.01
17.000% to 17.999%......          639            19,488,864.11               2.88
18.000% to 18.999%......          769            18,793,410.05               2.78
19.000% to 19.999%......          359             8,216,087.92               1.22
20.000% to 20.999%......           51               933,918.29               0.14
                               ------          ---------------             ------
   Total................       15,933          $675,732,145.87             100.00%
                               ======          ===============             ======


                    Remaining Months to Maturity of Contracts

                                             Aggregate Principal   % of Contract Pool by
Months Remaining         Number of Contracts Balance Outstanding   Outstanding Principal
As of Cut-off Date       as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------- ------------------- --------------------------
Less than 31............          326          $    822,417.42               0.12%
31 to 60................        1,318            12,430,692.36               1.84
61 to 90................          169             2,664,949.41               0.40
91 to 120...............        1,136            20,617,281.96               3.05
121 to 150..............          107             2,258,361.36               0.33
151 to 180..............        1,290            31,016,645.61               4.59
181 to 210..............            7               199,887.48               0.03
211 to 240..............        1,743            53,823,792.38               7.97
241 to 270..............            4               161,702.72               0.02
271 to 300..............        1,190            41,398,863.92               6.13
301 to 330..............            6               272,999.25               0.04
331 to 360..............        8,637           510,064,552.00              75.48
                               ------          ---------------             ------
   Total................       15,933          $675,732,145.87             100.00%
                               ======          ===============             ======